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                                    EXHIBIT 10.36

                           FORM OF STOCK PURCHASE AGREEMENT
                        BETWEEN THE COMPANY AND THE SHAREHOLDERS
                          IDENTIFIED ON THE ATTACHED SCHEDULE






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                               STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made effective as of March 28, 1998 by and between_________________________________________
(Shareholder"); Ontro, Inc., a California Corporation (the "Company" or "Ontro"); and Insta-Heat, Inc., a California corporation ("IHI").

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   PURCHASE OF IHI STOCK.

          1.1 OWNERSHIP OF IHI STOCK. Shareholder is the beneficial owner of _______________ common shares of IHI. Subject to the terms and conditions of this Agreement, Shareholder agrees to sell all of his or her IHI shares to Ontro for $25.00 per share (the "Purchase Price"). Shareholder hereby authorizes the custodian of the shares, L. Kevin Mineo, Esq., to deliver to Ontro all of his or her IHI shares and agrees to accept the Purchase Price as payment in full therefore.

          1.2 CLOSING. The purchase and sale of the IHI shares shall take place at the offices of the Company or at such other place as Ontro, IHI and Shareholder mutually agree upon, verbally or in writing (which time and place are designated as the "Closing"). The Closing shall take place on the earlier to occur of (i) fifteen (15) days after the closing of an initial public offering of Ontro's common stock; or (ii) six (6) months from the date of this Agreement. At the Closing, Mr. Mineo shall deliver to Ontro the share certificate(s) representing the IHI shares to be sold, and Shareholder's duly endorsed stock power. Ontro shall deliver a check in the amount of the Purchase Price payable to the Shareholder. The Closing may take place via the U.S. mail or other mail courier service if agreed to by the parties.

     2.   TERMINATION OF LICENSE AGREEMENT.

          2.1 Shareholder hereby consents and agrees to the termination of the License Agreement between Insta-Heat, Inc. and Ontro, Inc.

     3. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER. This Agreement is made with Shareholder in reliance upon Shareholder's representations and warranties to Ontro and to IHI, which by Shareholder's execution of this Agreement Shareholder hereby confirms, that:

          3.1 AUTHORIZATION. This Agreement constitutes Shareholder's valid and legally binding obligation, enforceable in accordance with its terms.

          3.2 DISCLOSURE OF INFORMATION. Shareholder believes he or she has received all the information regarding Ontro and IHI, he or she considers material or desirable in order to decide to sell


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his or her shares of IHI to Ontro.  Shareholder further represents that he or she has had an opportunity to ask questions and receive answers from IHI regarding Ontro, its business and the terms and conditions of this transfer, and has had the opportunity to consult with his/her attorney, tax and investment advisors, and other advisors, has access to such counsel and advisors and has sought and received such advice and counsel to the extent desired.

          3.3 CONFIDENTIALITY. Shareholder hereby represents, warrants and covenants that he or she shall maintain in confidence, and shall not use or disclose without the prior written consent of Ontro, any information about Ontro furnished to him or her by Ontro, or by IHI whether or not such information was acquired or disclosed in connection with this Agreement.
This obligation of confidentiality shall not apply, however, to any information (a) in the public domain through no unauthorized act or failure to act by Shareholder, or (b) lawfully disclosed to Shareholder by a third party who possessed such information without any obligation of confidentiality.

          3.4 ADVICE OF PROFESSIONALS. The undersigned has carefully considered and has been advised by Ontro to have any material provided by anyone regarding Ontro including but not limited to this Agreement, related documents and the shares hereunder reviewed by his or her legal counsel prior to such sale, and to discuss with his or her professional tax and financial advisors the consequences of the sale of the shares hereunder for his or her particular tax and financial situation, and he or she has determined to sell his or her shares. Ontro specifically disclaims any representations regarding the legal, tax, or financial consequences of the sale.

          3.5 NO ENCUMBRANCES. The undersigned represents there are no liens, encumbrances or security interests granted to third parties with respect to the shares, and the shares may be transferred to Ontro free of any prior sale, transfer, hypothecation or encumbrance.

          3.6    AUTHORITY.   If this Agreement is executed and delivered on
behalf of a partnership, corporation, trust, estate or other entity, (i) the undersigned's execution, delivery and performance of and under this Agreement, and all documents ancillary hereto, and the consummation of the transactions contemplated hereby and thereby have been duly authorized, and the undersigned is duly authorized (a) to execute and deliver this Agreement and all other instruments executed and delivered on behalf of such partnership, corporation, trust, estate or other entity, in connection with the sale of the shares hereunder; and (b) when executed and delivered by Shareholder this Agreement will constitute such partnership's, corporation's, trust's, estate's or other entity's legal, valid and binding obligation enforceable against it in accordance with its terms.

          3.7 LEGENDS. It is understood by Ontro that the certificates evidencing the shares may bear one or all of the following legends:

                 (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL
SATISFACTORY TO INSTA-HEAT, INC. THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

                 (b) Any legend required by the laws of the State of California or other jurisdiction, including any legend required by the California Department of Corporations and section 417 and 418 of the California Corporations Code.


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          3.8    REMOVAL OF LEGENDS; FURTHER COVENANTS.

                 (a)     Any legend endorsed on a certificate pursuant to
Section 3.7 hereof shall be removed (i) if the shares represented by such certificate shall have been effectively registered under the Securities Act or otherwise lawfully sold in a public transaction, (ii) if the shares may be transferred in compliance with Rule 144(k) promulgated under the Securities Act, or (iii) if Ontro shall have provided Insta-Heat with an opinion of counsel, in form and substance acceptable to Insta-Heat and its counsel in their sole discretion and from attorneys reasonably acceptable to Insta-Heat and its counsel, stating that a public sale, transfer or assignment of the shares may be made without registration.

                 (b) Ontro further covenants that Ontro will not transfer the shares in violation of the Securities Act, the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or the rules of the Commission promulgated thereunder, including Rule 144 under the Securities Act.

          3.9    ACKNOWLEDGMENT.     The undersigned acknowledges he/she
understands the meaning and legal consequences of the representations and warranties contained in this Agreement, and the undersigned hereby agrees IHI, Ontro and each officer, director, employee, agent, legal counsel and controlling person of Ontro and IHI, past, present or future, may rely on each such representation and warranty.

          3.10   NON-TRANSFERABILITY.    Neither this Agreement, nor any of
your interests herein, shall be assignable or transferable by the undersigned in whole or in part except by operation of law.

          3.11   SURVIVAL.   The foregoing representations and warranties
shall be true and accurate as of the date of the acceptance hereof by Ontro and shall survive the execution and delivery of this Agreement and the delivery of the shares thereafter.

          3.12   INDEMNIFICATION.   The undersigned shall indemnify and hold
harmless Ontro and IHI who was or is made a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made by the undersigned to IHI or Ontro concerning himself/herself which is not remedied by timely notice to Ontro and IHI against losses, liabilities and expenses for which Ontro or IHI or any of their respective employees, agents, or legal counsel which have not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) as actually and reasonably incurred by such person or entity in connection with such action, suit or proceeding.

          3.13   DUE EXECUTION.   The undersigned agrees to execute this
Agreement and the stock power attached hereto as Exhibit "A" in full and acknowledges the receipt and acceptance by Ontro of such Agreement and stock power shall be a condition precedent to the delivery of the Purchase Price.

     4. CALIFORNIA CORPORATE SECURITIES LAW. THE TRANSFER OF THE SHARES OF COMMON STOCK WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH COMMON STOCK OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF COMMON STOCK IS EXEMPT FROM QUALIFICATION BY SECTIONS 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL


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PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION
BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     5.   MISCELLANEOUS.

          5.1 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of Shareholder contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

          5.2 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding on the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assignees any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          5.3 GOVERNING LAW, VENUE. This Agreement shall be governed by and construed under the laws of the State of California, irrespective of its choice of law principles. Venue for any action brought in connection with the subject matters of this Agreement shall be in a court of competent jurisdiction located in San Diego County, California.

          5.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          5.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          5.6 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or, if sent by telex or telecopier, upon receipt of the correct answer back, or upon deposit with the United States Post Office, by registered or certified mail, or upon deposit with an overnight air courier, in each case postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by 10 days' advance written notice to the other parties.

          5.7 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in particular instance and whether retroactively or prospectively), only with the written consent of Ontro, IHI and Shareholder.

          5.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.


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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


ONTRO, INC.                                  SHAREHOLDER:
A CALIFORNIA CORPORATION


By: _______________________________           _____________________________
       James A. Scudder, President            Signature

                                              ______________________________
                                              Name Printed


                                              ______________________________
                                              Signature of Joint Shareholder

                                              ______________________________
                                              Name Printed

                                              IHI:

                                              INSTA-HEAT, INC.
                                              A CALIFORNIA CORPORATION


                                              BY:_____________________________
                                               James L. Bernsten, Vice President




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                                     Exhibit "A"




                                     STOCK POWER



     FOR VALUE RECEIVED, THE UNDERSIGNED DOES (do) HEREBY SELL, ASSIGN AND TRANSFER TO ______________________________________________________,

_____________________________SHARES OF THE COMMON STOCK INSTA-HEAT, INC., REPRESENTED BY CERTIFICATE(s) NUMBERED _______________________, INCLUSIVE, STANDING IN THE NAME OF THE UNDERSIGNED ON THE BOOKS OF SAID COMPANY.

     THE UNDERSIGNED DOES (DO) HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF SAID COMPANY, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


_____________________________                   ____________________
SIGNATURE OF SHAREHOLDER                        DATE


_____________________________                   ____________________
JOINT SHAREHOLDER SIGNATURE                     DATE




     IMPORTANT - READ CAREFULLY:

     THE SIGNATURE(S) TO THIS POWER MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE(S) IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


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Exchange Agreement
Page 7
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                                     SCHEDULE "A"

     L. Kevin Mineo
     Dennis Webb
     Daniel Gibbs
     Harvey Ruben
     Christopher Trust
     Seibert Trust
     McKay Trust
     Allan Ligi
     Yale Fowler
     Curtis Colt
     James Hopper
     Dennis Huston
     Ed Villaneuva
     Rich Johnson
     Frank Barone
     Fernando Fregoso
     John Caldwell
     Kadane Trust
     Andre Bell
     William Winston